SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2003


                          BENTLEY PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-10581                   59-1513162
          ---------                  --------                  ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)             File No.)              Identification No.)



Bentley Park; 2 Holland Way; Exeter, New Hampshire                      03833
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (603) 658-6100


        65 Lafayette Road, 3rd Floor, North Hampton, New Hampshire 03862
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)       Exhibits:

          99.1     Press Release of the Registrant dated April 29, 2003.


Item 9.   Regulation FD Disclosure.
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On April 29, 2003, Bentley  Pharmaceuticals,  Inc. (the "Registrant") issued the press  release  attached to this  Current  Report on Form 8-K (the  "Report") as
Exhibit 99.1 reporting its financial results for the three months ended March 31, 2003, which is incorporated herein by reference.

The information in this Report,  including the exhibit, is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The foregoing information is furnished under Item 9 in place of Item 12 of this Report in accordance with the interim guidance provided by the Securities and Exchange Commission in Release 33-8216 dated March 27, 2003.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BENTLEY PHARMACEUTICALS, INC.


Date:    April 29, 2003               By:      /s/ MICHAEL D. PRICE
                                               --------------------
                                                Michael D. Price
                                                Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number    Description
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99.1      Press Release of the Registrant dated April 29, 2003.